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                                                                    EXHIBIT 10.9

                                      LEASE

     THIS LEASE is executed on this 8th day of December, 1999, by and between G & P REAL ESTATE, LLC, an Indiana limited liability company (hereinafter referred to as "LANDLORD"), and FIRST BANK, (hereinafter referred to as "TENANT").

                                R E C I T A L S :

     WHEREAS, the Landlord is the owner of real estate and improvements located at 250 N. State Road 135 in Bargersville, Indiana ("Real Estate"), and desires to lease space in the Real Estate to a suitable Tenant for business purposes; and

     WHEREAS, the Tenant desires to lease space in the Real Estate for a banking institution and related services; and

     WHEREAS, the parties desire to enter into a Lease agreement defining their respective rights, duties, and liabilities.

     IN CONSIDERATION of the terms and conditions contained herein, the parties mutually agree as follows:

                                    ARTICLE 1
                               THE LEASED PREMISES

     Section 1.1 The Description. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to the terms and conditions of this Lease, lease space located in the office building ("Building") on the Real Estate consisting of 1,100 square feet, (hereinafter referred to as the "LEASED PREMISES"). The Tenant, under this Lease, and pursuant to the terms and conditions contained herein, shall have the right to use, in common areas as defined in Section 10.2 of this Lease. Landlord reserves the right to designate specific parking spaces for use by the Tenant, its employees, agents, representatives, customers, and visitors and the time during which those parking spaces may be used by the Tenant, its employees, agents, representatives, customers and visitors.

     Section 1.2 Trash Disposal. Any dumpsters or trash receptacles used by Tenant shall be kept at all times behind the Building. All dumpsters or trash receptacles used by Tenant shall be covered, at all times, and shall be emptied at least once every fifteen (15) days. All trash, garbage, refuse, and other unwanted material shall be disposed of in the dumpster or trash receptacle, and no such materials shall be stored on or around the dumpster or trash receptacle at any time.


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     Section 1.3 Acceptance of Leased Premises "As Is". Landlord shall provide
Tenant with the Leased Premises as improved at the time of execution of this Lease. Tenant has inspected the Leased Premises and has accepted them in their "as is" condition.

     Section 1.4 Tenant's Improvements. The Tenant shall pay for all material used and labor employed in making any improvements, additions, installations, and alterations to the Leased Premises. Tenant shall not permit any materialmen or mechanic's liens to attach to the Leased Premises. In the event that any materialmen or mechanic's lien is filed against the Leased Premises, Tenant shall cause said lien to be released, within thirty (30) days, pursuant to
Article 26 of this Lease.

     Upon termination of this Lease by default or otherwise, all improvements made and all fixtures installed in the Leased Premises, both at Landlord's and Tenant's expense, shall remain in the Leased Premises and become the property of the Landlord, with the exception of any trade fixtures belonging to the Tenant as defined under Indiana law.

     Tenant shall be solely responsible for compliance with all building, fire, health, and sanitary codes and regulations, and any other codes and regulations relative to the Leased Premises, except if it is determined that a violation exists which is a result of the original construction of the building, or any other action of the Landlord, and not as a result of the particular use by the Tenant.

                                    ARTICLE 2
                                      TERM

     The term of this Lease shall be for three (3) years commencing on the 1st day of January, 2000, and continuing through the 31st day of December, 2002.

     Landlord hereby grants to Tenant the option to renew this Lease for one additional term of three (3) years. Tenant may exercise this option by notice to the Landlord, in writing, at least ninety (90) days prior to the date of expiration of the initial Lease term. The terms and conditions of any extended term shall be the same as during the initial term except rent for the option term shall be Eight Hundred Fifty Dollars ($850.00) per month.

                                    ARTICLE 3
                                      RENT

     Section 3.1 Rental Amount; Manner of Payment. Tenant shall pay to the Landlord throughout the initial term of this Lease, rent in the amount of Seven Hundred Fifty Dollars ($750.00) per month for the first eighteen (18) months of the lease term and rent in the amount of Eight Hundred Fifty Dollars ($850.00) per month for the second eighteen (18) months of the lease term, payable in advance on or before the first day of each month, without demand, throughout the entire term of this Lease. Tenant shall pay to Landlord at the time of execution of this Lease the installment of rent due for the first and last month of the initial lease term.


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     If any installment of rent due under this Lease, or any extensions thereof, is due on any day other than the first day of the month, the amount of that installment shall be prorated and determined by dividing the number of days of that partial month that are included as a part of the Lease term, or any extension thereof, by the total number of days in that month. The date on which the installment is due shall be included.

     Section 3.2 Late Payment Penalty. Tenant shall be assessed a penalty of ten percent (10%) of the monthly rent payment for each day Tenant's rent payment is unpaid, beyond the 5th day of any month.

                                    ARTICLE 4
                                   ALTERATIONS

     Tenant may from time to time, at its expense, alter, renovate or improve the Leased Premises, provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the structure of the building. All major alterations, renovations or improvements affecting the Leased Premises including any improvements to be done as referred to in Section 1.4 of this Lease shall be submitted to Landlord for advanced written approval before work is commenced, which approval shall not be unreasonably withheld.

                                    ARTICLE 5
                                    FIXTURES

     The Tenant shall be permitted to install fixtures in the Leased Premises provided that Tenant shall repair all damage to the Leased Premises caused by such installations and provided that such installations shall conform with all relevant statutes, ordinances, and regulations. Any fixtures which the Tenant may be permitted to remove from the Leased Premises, pursuant to other sections of this Lease, shall be removed at the Tenant's expense, and all damages caused to the Leased Premises by such removal shall be repaired immediately and at the expense of the Tenant.

                                    ARTICLE 6
                                      SIGNS

     Tenant shall submit proposed plans for any and all signs to be installed on the Leased Premises or anywhere on the Real Estate for Landlord's written approval before any such sign shall be installed. Tenant shall maintain all signs on the Leased Premises or on the Real Estate at Tenant's sole expense. Upon expiration or termination of this Lease, as provided herein, any signs installed by Tenant shall remain on the Leased Premises and shall become the sole property of the Landlord.


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                                    ARTICLE 7
                                 USE OF PREMISES

     The Leased Premises shall be used for the sole purpose of a banking institution and related services and for no other purpose without the advanced written permission of the Landlord, which permission shall not be unreasonably withheld.

                                    ARTICLE 8
                              TAXES AND ASSESSMENTS

     Section 8.1 Real Estate Taxes. Tenant shall be responsible for reimbursing Landlord its proportionate share of any increases in real estate taxes or other amounts assessed against the Leased Premises and the Real Estate, in excess of the amount of taxes and other assessments in effect at the time of execution of this Lease throughout the entire Lease term or any extensions thereof. The term "real estate taxes" shall include all real estate taxes, assessments, recurring water and sewer use charges, and all other charges imposed by any governmental authority. The Tenant's proportionate share of the "real estate taxes" shall be determined by dividing the total number of square feet in the Leased Premises by the total number of square feet in the Real Estate. Tenant shall pay to Landlord any taxes and assessments it may owe within thirty (30) days of the date on which Landlord submits a request for payment to Tenant.

     Section 8.2 Personal Property Taxes. Tenant shall be solely responsible for paying all taxes assessed against its personal property located in the Leased Premises.

                                    ARTICLE 9
                                    UTILITIES

     The Landlord shall pay all charges for water consumed in, on, or about the Leased Premises during the term of the Lease. Tenant shall pay all charges for all other utilities consumed in, on, or about the Leased Premises during the term of the Lease.

                                   ARTICLE 10
                      MAINTENANCE; COMMON AREA MAINTENANCE

     Section 10.1 Maintenance of Leased Premises. The Tenant, at Tenant's sole expense, shall maintain and keep the Leased Premises in good repair at all times. "Leased Premises", for purposes of this Article, shall include, without limitation, everything located in the space defined by the four walls, floor, and ceiling of the Leased Premises, including the interior surfaces of the ceiling, floor, and all walls of the Leased Premises, including all HVAC systems, appliances, and fixtures, all pipes, wires, conduit, lines, cables, studs, joists, floor coverings, wall coverings, ceiling tiles, hardware, controls, appliances, and equipment that are located anywhere within the Leased Premises, as defined herein. The Leased Premises shall include the area and everything contained within the area between any drop ceiling or other false ceiling and the surface of the ceiling which is common


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to and shared by other Leased Premises with The Real Estate. It is the intent and agreement of the parties hereto that the Leased Premises shall include everything that is in any way related to the Leased Premises, except for the land lying thereunder and the exterior walls and roof of the Real Estate in which the Leased Premises are located.

     Section 10.2 Common Area Maintenance. All areas of the Real Estate not specifically defined as "Leased Premises" shall be considered common areas for purposes of this Lease, which shall include, without limitation, the exterior walls and roof of the Building itself, driveways, parking areas, sidewalks, delivery lanes, loading areas, access and egress roads, utility mains, light poles and fixtures, yards, and landscaped areas. Landlord shall maintain and keep in good repair the common areas, and shall replace, when needed, the equipment, appliances, and other appurtenances which are located within common area, as defined herein.

     Section 10.3 Common Area Maintenance Costs. Landlord shall pay for all common area maintenance costs except for maintenance (including striping and sealing), patching, repairing or replacement of parking areas or drives, and snow removal, for which Tenant shall pay its proportionate share. Tenant's proportionate share shall be determined by dividing the total number of square feet in the Leased Premises by the total number of square feet in the Real Estate. Landlord, at Landlord's option, may estimate Tenant's annual proportionate share and require Tenant to pay one-twelfth (1/12) of its annual proportionate share on the 1st day of each month, along with its monthly installment of rent, throughout the Lease term or any extensions thereof.

                                   ARTICLE 11
                       RIGHT OF LANDLORD TO ENTER PREMISES

     The Landlord or the Landlord's agent may enter the Leased Premises at reasonable times to inspect their condition. At any time within ninety (90) days of expiration of the current term or any additional terms of this Lease, the Landlord may advertise the premises for rent and may place "For Rent" signs on or in front of the Leased Premises. Within ninety (90) days of expiration of the current term of the Lease or any additional terms, the Landlord may show the Leased Premises to prospective Tenants at times which are reasonable for the Tenant. Landlord reserves the right to enter the Leased Premises at any time, without notice, in an event of an emergency or if Landlord determines that immediate repairs are needed.

                                   ARTICLE 12
                  DAMAGE OR DESTRUCTION OF PREMISES; INSURANCE

     Tenant shall, at its expense, keep all leasehold improvements, fixtures, equipment, and personal property located within the Leased Premises, including all alterations, replacements, and additions thereto, insured against loss by fire, or other casualty, in an amount not less than the replacement cost of those improvements, fixtures, equipment, and property. Tenant shall also provide and maintain, at all times, plate glass coverage for the Leased Premises and shall provide Landlord with proof of that coverage.


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     In the event of damage to or the destruction of the improvements on the
Leased Premises or equipment by casualty, the Tenant agrees to repair the damage or to rebuild the improvements, and to restore them to their former condition, promptly, at the sole expense of the Tenant. Tenant's obligation to pay rent during any period of repair or restoration shall continue, without relief or adjustment. If the insurance proceeds shall be insufficient to pay the entire costs of repairing, restoring or rehabilitating the Leased Premises, Tenant shall pay any deficiency. If it is not necessary to apply all of said insurance proceeds toward the cost of repair, restoration or rehabilitation, the surplus proceeds shall be the property of Tenant.

                                   ARTICLE 13
                         PUBLIC LIABILITY AND INSURANCE

     Section 13.1 Indemnification. The Tenant shall save the Landlord harmless from all loss and indemnify the Landlord against all claims for damage to the person or property of all persons arising out of the Tenant's occupancy and use of the Leased Premises, shall save the Landlord harmless from and indemnify the Landlord against all litigation against the Landlord arising out of such claims, and shall save the Landlord harmless from and indemnify the Landlord against all costs and expenses incurred by the Landlord, including reasonable attorney's fees, in the defense of all such claims arising, directly or indirectly, from the acts or the omissions of the Tenant, its agents, assigns, or invitees in the performance of any obligation under this Lease.

     Section 13.2 Indemnification Relating to Hazardous Substance or Waste. In the event that any hazardous substance or hazardous waste, as those terms are defined and used under the various applicable federal and state environmental laws, including without limitation petroleum and petroleum products, asbestos and painting materials, and cleaning solvents and byproducts ("Hazardous Substance") is discovered at any time during the term of this Lease or extensions thereof, or at any time thereafter, under circumstances where it is reasonably clear that such Hazardous Substance became present at any time after the commencement of the Lease or the date on which any work is conducted on the Leased Premises by the Tenant or at Tenant's direction, whichever is earlier, as a result of any act or omission on the part of the Tenant, its sub-tenant, agents, employees, customers, or invitees, Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord), and hold and save Landlord harmless from and against any claims, liabilities, actions, judgments, responsibilities, and damages of every kind and nature, including reasonable attorney's fees, arising from or related to the presence of said Hazardous Substance.

     Section 13.3 Liability Insurance. Tenant further covenants and agrees to provide on or before the commencement of the Lease term and to keep in force during the lease term a comprehensive public liability policy of insurance protecting Landlord and Tenant against any liability for injury to persons and/or property occurring in, on or about the Leased Premises or any appurtenances thereto. Tenant covenants to carry such insurance in a solvent company or companies of recognized standing, licensed to do business in Indiana, in an amount not less than $500,000.00 with respect to any one person; $1,000,000.00 with respect to any one occurrence, and $300,000.00 with respect to property damage.


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Tenant shall provide Landlord with a certificate of insurance identifying
Landlord as an additional named insured.

     Section 13.4 Landlord's Insurance Costs. Tenant shall pay its proportionate share of Landlord's costs of insurance, to the extent those costs exceed Landlord's insurance costs as of the date of execution of this Lease, to insure the Leased Premises and the common areas of the Real Estate against loss from fire or other casualty, and to provide additional public liability insurance, covering the Landlord, in amounts deemed appropriate by the Landlord, in its sole discretion. Tenant's proportionate share of Landlord's insurance costs shall be determined by dividing the total number of square feet in the Leased Premises by the total number of square feet in the Real Estate.

                                   ARTICLE 14
                                DEFAULT; REMEDIES

     Section 14.1 Events of Default. If the rent set forth in the Lease or any part thereof shall be unpaid after the same shall have become due, or if the Tenant shall fail to pay any other sum which the Tenant is required to pay under any provision of this Lease after it shall have become due, or if a petition in bankruptcy shall be filed by the Tenant, or if the Tenant shall be adjudged insolvent by any Court, or if a receiver or trustee in a Chapter 7 bankruptcy or a receiver of the property of the Tenant shall be appointed, in any suit or proceeding brought by or against the Tenant, or if the Tenant shall make an assignment for the benefit of creditors, or if any execution shall be issued against the Tenant, or if this Lease shall by operation of law pass to any person other than the Tenant without the advance written consent of the Landlord, then, and in each and every such event, this Lease shall be deemed to be in default, and it shall be lawful for the Landlord to terminate this Lease by ten (10) days' notice of such termination mailed to the Tenant, and if the default shall not be corrected within said period, the term hereby granted shall immediately cease and terminate at the option of the Landlord.

     Such termination, however, shall not terminate or in any way reduce or affect Tenant's obligations under this Lease.

     If the Tenant shall violate any other terms or conditions of this Lease other than specifically referred to in the preceding paragraph, and if the violation shall continue and shall not be corrected within a period of thirty
(30) days after the Landlord shall have given the Tenant written notice to correct such violation, the Landlord may then terminate this Lease by written notice of termination delivered or mailed to the Tenant, and upon the delivery or mailing of such notice, the term hereby granted shall immediately cease and terminate at the option of the Landlord. Such termination, however, shall not terminate or in any way reduce or affect Tenant's obligations under this Lease.

     Section 14.2 Landlord's Remedies. Upon the termination of this Lease because of the default of the Tenant, Landlord shall have the right to accelerate Tenant's performance and demand immediate payment of all rent owed by Tenant for the remainder of the Lease term, plus all other amounts which may be owed by Tenant. The Landlord shall have the immediate right of re-entry

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onto the Leased Premises, and the right to relet the Leased Premises for the remainder of the term then in effect, for the best rent obtainable, in which event the Landlord shall have the right to recover from the Tenant the deficiency between the amount of the rent received from other tenants during the remainder of the term and the amount of the rent herein specified, if any. The Landlord shall also be entitled to the recovery of all other provable damages, costs, and reasonable attorney fees which are in any way related to Tenant's default under this Lease. Any or all of these remedies may be elected by Landlord, in its sole discretion, and this section in no way limits Landlord from pursuing any and all remedies which may be available under applicable law.

                                   ARTICLE 15
                              SURRENDER OF PREMISES

     Upon the expiration of this Lease, or of any extension thereof, or upon earlier termination of this Lease as herein provided, the Tenant shall peaceably and quietly leave the Leased Premises in as good condition as they are in at the time of commencement of this Lease, reasonable wear and tear, alterations, improvements, and damage by casualty excepted.

                                   ARTICLE 16
                                  HOLDING OVER

     Any holding over of possession by the Tenant after the term of this Lease or after any renewals of the term of this lease shall be construed to be a tenancy from month to month only, at the rental rate then in effect increased by ten percent (10%), and upon all other terms and conditions as herein set forth.

                                   ARTICLE 17
                            ASSIGNMENT AND SUBLETTING

     The Tenant shall not assign this Lease or sublet the Leased Premises or any portion thereof, except to an entity wholly owned by Tenant, without the Landlord's advance written consent, which consent shall not be unreasonably withheld. In the event of any assignment or sublease with the Landlord's consent, the Tenant shall nevertheless remain liable to the Landlord for the payment of the rent any all other amounts as imposed herein and for the performance of all of the other obligations of the Tenant as set forth in this Lease.

     The Landlord shall have the right to assign this Lease to any entity wholly owned by George and/or Paula Kopko.

                                   ARTICLE 18
                    RIGHT OF LANDLORD TO CONVEY AND MORTGAGE

     The Landlord shall have the right to voluntarily convey the Leased Premises at any time, subject to the provisions of this Lease.


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     The Landlord shall have the right to mortgage the Leased Premises at any time during the term of this Lease, and any mortgage on the Leased Premises shall have priority over this Lease. No act other than the execution of this Lease by the Tenant shall be required as evidence of the right of the Landlord to mortgage the Leased Premises or of the priority of the mortgage, provided that the Landlord shall agree in writing that if the Landlord shall default in making any of the payments required or in performing any of the other covenants in the mortgage, the Tenant shall have the right to perform such covenants to prevent foreclosure of the mortgage, and the Tenant shall have the privilege of deducting all mortgage payments made and expenses incurred in performing the other covenants of the mortgage from the rents to become due to the Landlord under the Lease.

                                   ARTICLE 19
                         APPROPRIATION BY EMINENT DOMAIN

     If the entire Leased Premises shall be appropriated by any public or quasi-public authority, at the option of the Landlord or of the Tenant, this Lease shall terminate from the date possession shall be required by such public or quasi-public authority and thenceforth both parties hereto shall be released from all of the obligations hereof.

     If only a portion of the Leased Premises shall be appropriated by any public or quasi-public authority, the Lease shall nevertheless remain in full force and effect, provided that the rent payable by the Tenant to the Landlord shall be abated to the extent of interference with the possession of the Leased Premises by the appropriation.

     The Tenant shall not be entitled to share in any award made by any public or quasi-public authority to the Landlord for the appropriation of any of the Landlord's property, provided that the Tenant shall be entitled to pursue any right of compensation against the appropriating authority which now does or hereafter may exist independently of the Landlord's right of compensation for the appropriation.

                                   ARTICLE 20
                                   NON-WAIVER

     The failure of the Landlord to enforce any of the rights given to it under this Lease by reason of the Tenant's default or non-compliance with of any of the terms or conditions of this Lease shall not be construed as a waiver of the rights of the Landlord to exercise any such rights as to any subsequent events of default or non-compliance, or as a waiver of any of the rights given to the Landlord herein.


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                                   ARTICLE 21
                                 QUIET ENJOYMENT

     Provided that the Tenant shall pay rent, when due, and comply strictly with all of the other terms and conditions of this Lease, the Tenant shall have the right of quiet enjoyment of the Leased Premises throughout the term of the Lease and any extensions thereof.

                                   ARTICLE 22
                                     NOTICES

     All notices which may be necessary or proper for either party to serve upon the other shall be effectively served only if sent by registered or certified mail, return receipt requested, to the following addresses:

     Landlord's Address:                 Dr. George Kopko, D.D.S.
                                         4325 Fox Ridge Avenue
                                         Greenwood, IN 46143

     Tenant's Address:                   First Bank
                                         Attn: Jerry Engle
                                         996 S. State Road 135
                                         Greenwood, IN 46143

     Either party may from time to time specify, in writing, a new address to which any such notices shall thereafter be sent.

                                   ARTICLE 23
                                    PRORATION

     Any and all amounts owed by Tenant to Landlord, pursuant to this Lease, shall be pro rated for any partial years during which Tenant occupies the Leased Premises.

                                   ARTICLE 24
                                MECHANIC'S LIENS

     In the event any materialmen or mechanic's liens shall be filed against the Leased Premises on account of nonpayment or alleged nonpayment by the Tenant, Tenant shall cause such lien or liens to be released within thirty (30) days of the date on which Tenant receives notice that any such liens have been filed. In the event that Tenant fails to cause any such lien or liens to be released within thirty (30) days, Landlord may, at Landlord's option, require Tenant to post security in a form and amount acceptable to the Landlord until the lien is released, or, alternatively, Landlord may pay all amounts claimed by the party filing the lien and recover such amounts from the Tenant as additional rent.



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                               ARTICLE 25 CONTEST
                               OF LIENS OR TAXES

     Notwithstanding anything to the contrary contained in this Lease and provided that each party shall fully indemnify and save harmless the other party from all cost, loss, damage, and expense incurred by or to be incurred or suffered by the other party as to the following, each party shall have the right, at its own expense, to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement of or otherwise contesting the validity or amount of taxes assessed against the Leased Premises and required to be paid by such party hereunder and to defend any lien claims that may be asserted against the Leased Premises. If required by law, each party may take such action in the name of the other party so that such proceedings may be brought to a successful conclusion. Each party shall cooperate with the other as may reasonably be required in any such action.

                                   ARTICLE 26
                               LANDLORD'S SECURITY

     This Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code with respect to all leasehold improvements, fixtures, equipment, signs, inventory, and other property which may be located, at any time, in or on the Leased Premises, and in any way related to Tenant's business or use of the Leased Premises (all of such property, collectively, shall be referred to herein as the "COLLATERAL"). The Landlord shall have a security interest in the Collateral to secure the payment and performance of all of Tenant's obligations pursuant to this Lease. Landlord's security interest shall attach to the Collateral and to all replacements thereof, substitutions therefore, and additions thereto. Landlord's security interest, however, shall be subject and subordinate to any purchase money security interest in favor of any creditors of the Tenant from whom the Collateral, or any part thereof, was acquired, or from whom any amounts were borrowed, for the purpose of purchasing the Collateral or any part thereof.

     Landlord is hereby authorized to file financing statements and all other UCC forms and statements with respect to the Collateral to perfect its security interest as created herein. In the event that this Lease shall be terminated by reason of Tenant's default, Landlord may, in addition to all other rights or remedies it may have, exercise all rights or remedies with respect to the Collateral which it has or may have as a secured party pursuant to the provisions of the Uniform Commercial Code.

                                   ARTICLE 27
                               PARTIAL INVALIDITY

     In the event that any of the provisions of this Lease shall by Court order be held invalid or in contravention of any federal, state or local statutes, laws, ordinances, rules or regulations, such invalidity shall not affect any other provisions of this Lease.


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                                   ARTICLE 28
                                BINDING CONTRACT

     All of the covenants and agreements herein made shall extend to and be binding upon the heirs, devisees, executors, administrators, legal representatives, successors in interest, and/or assigns of Landlord and Tenant, as the case may be. This provision, however, shall not create any rights in Tenant to assign or sublet its interest in this Lease.

                                   ARTICLE 29
                                  GOVERNING LAW

     This Lease shall be governed pursuant to the laws of the State of Indiana.

                                   ARTICLE 30
                                ENTIRE AGREEMENT

     This Lease constitutes the entire agreement of the parties with respect to the subject matters hereof, and may not be modified or amended except by an agreement in writing, duly executed by the parties.

     IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

               LANDLORD                                   TENANT
         G&P REAL ESTATE, LLC                           FIRST BANK


        /s/ George A. Kopko                   By:    /s/ John Ditmars
------------------------------------             ------------------------------
Printed:    George A. Kopko                   Printed:   John Ditmars
        ----------------------------                  -------------------------
Title:                                        Title: Executive Vice President
      ------------------------------                ---------------------------


This document prepared by: Brian C. Hewitt, Attorney at Law, WILLIAMS HEWITT & ROBBINS, LLP, 300 S. Madison Ave., Suite 400, P.O. Box 405, Greenwood, IN 46142,
(317) 888-1121



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